UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2011

FelCor Lodging Trust Incorporated
FelCor Lodging Limited Partnership
(Exact Name of Registrant as Specified in Charter)

Maryland	001-14236	75-2541756	(FelCor Lodging Trust Incorporated)
Delaware	333-39595-01	75-2544994	(FelCor Lodging Limited Partnership)
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Modification Agreement. On October 28, 2011, FelCor/JPM Hotels, L.L.C. and DJONT/JPM Leasing, L.L.C. (the “Borrowers”), which are direct or indirect subsidiaries of FelCor Lodging Trust Incorporated (the “Company”) and FelCor Lodging Limited Partnership (the “Partnership”), entered into a Second Amendment to Loan Agreement and Other Loan Documents (the “Modification Agreement”) with Wells Fargo Bank, N.A., as trustee for Bear Stearns Commercial Mortgage Securities Trust 2007-BBA8 Commercial Mortgage Pass-Through Certificates Series 2007-BBA8, for itself and as Servicing Lender pursuant to Intercreditor and Servicing Agreement dated November 10, 2006, US Bank, N.A., as trustee for the registered holders for the JPMCC Commercial Mortgage Pass-Through Certificates Series 2007-FL1 and Capital Trust, Inc.
The Loan. The Borrowers originally borrowed $250,000,000 (the “BOA Loan”) under that certain Loan Agreement dated as of November 10, 2006 between the Borrowers and Bank of America, N.A., as lender, as amended by that certain First Amendment to Loan Agreement and Other Loan Documents, dated as of January 31, 2007; however, after repaying portions of the BOA Loan with net proceeds from selling collateral hotels, the outstanding amount of the BOA Loan prior to the execution of the Modification Agreement was $178,178,102. The BOA Loan is currently secured by first priority mortgages on nine hotels and is nonrecourse to the Borrowers, except for certain customary recourse carveouts. The Partnership is the guarantor of the Borrowers' recourse liability and certain required cash flow payments. The Borrowers may prepay some or all of the BOA Loan at any time and, subject to certain conditions, may also obtain the release of collateral.
Extended Maturity. The BOA Loan was scheduled to mature on November 7, 2011, which was extended for three months upon entry into the Modification Agreement. In addition, the Borrowers may extend the maturity of the BOA Loan for up to two additional periods of fifteen and six months, the last of which ends in November 2013, subject to certain conditions.
Interest Rate. The BOA Loan bears interest (on a blended basis) through the first two extensions (eighteen months, in total) at an annual interest rate of LIBOR plus 2.20% and thereafter, for the six months of the third extension, at LIBOR plus 2.85%.
Partial Repayment. In connection with entering into the Modification Agreement, the Borrowers repaid $20,000,000 of outstanding principal, and the outstanding principal amount is currently $158,178,102.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)    On October 27, 2011, the board of directors (the “Board”) of the Company approved an amendment and restatement of the Company's bylaws effective as of October 27, 2011, among other things, to address recent developments in corporate governance, conform to recent changes in Maryland law, and make certain other technical corrections and amendments. The bylaws were amended, among other things, to:

•
change the time periods for stockholders to submit proposals for business to be brought before the annual meeting and for nomination of directors from 120-150 days prior to the first anniversary of the date on which the Company first mailed notice for the prior year's annual meeting, to 90-120 days prior to the anniversary date of the immediately preceding annual meeting;

•	require additional information to be provided in connection with such proposals;

•	provide the chairman of any meeting of the stockholders the power to convene and adjourn that meeting;

•
permit the Company to cancel a special meeting of the stockholders (other than a special meeting called at the request of the stockholders) upon disclosure in a press release or a filing with the Securities and Exchange Commission;

•	remove references to Rule 14a-11 under the Securities Exchange Act of 1934, as amended;

•	clarify that any business that may be transacted at a regular meeting of the Board may be transacted at a special meeting;

•
clarify that provisions and waivers of notice are subject to applicable law and that attendance at a meeting shall constitute waiver of notice, except where a person attends for the express purpose of objecting to the transaction of business on the ground that the meeting was not lawfully convened;

•
provide that a person claiming a lost, destroyed or stolen stock certificate must make such claim prior to the Company having notice that the certificate has been acquired by a protected purchaser; and

•	provide that, subject to applicable law, the Board may establish additional rules with respect to the issue and transfer of stock.
The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Company's bylaws that is being filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.
On November 2, 2011, the Partnership completed its offer to exchange (the “Exchange Offer”) up to $525,000,000 aggregate principal amount of new 6.75% Senior Secured Notes due 2019, which have been registered pursuant to an effective registration statement on Form S-4 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for and in replacement of an equal principal amount of the Partnership's outstanding 6.75% Senior Secured Notes due 2019, which were issued in a private offering on May 10, 2011. The Exchange Offer expired at 5:00 p.m., New York City time, on November 1, 2011. Deutsche Bank Trust Company Americas, the exchange agent for the Exchange Offer, has advised the Partnership that a total of $525,000,000 of the outstanding 6.75% Senior Secured Notes due 2019, representing all of the total outstanding principal amount of such notes, were validly tendered and not withdrawn, and the Partnership has accepted all such notes for exchange. The terms of the new notes are identical in all material respects to the notes for which they were exchanged, except for transfer restrictions and registration rights that do not apply to the new notes, and different administrative terms. The Exchange Offer was made solely pursuant to the terms and conditions included in the Partnership's prospectus dated September 30, 2011 and the related letter of transmittal.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit
3.1	Amended and Restated Bylaws of FelCor Lodging Trust Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: November 2, 2011	By:	/s/Jonathan H. Yellen
		Name:	Jonathan H. Yellen
		Title:	Executive Vice President General Counsel and Secretary

FELCOR LODGING LIMITED PARTNERSHIP
a Delaware limited partnership

	By:	FelCor Lodging Trust Incorporated
Its General Partner

Date: November 2, 2011	By:	/s/Jonathan H. Yellen
		Name: Title:	Jonathan H. Yellen Executive Vice President General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
3.1	Amended and Restated Bylaws of FelCor Lodging Trust Incorporated